                                                                EXHIBIT 10.1(O)


                              AGL RESOURCES INC.
                           NONQUALIFIED SAVINGS PLAN

                                                                    July 1, 1998

                               AGL RESOURCES INC.
                           NONQUALIFIED SAVINGS PLAN


         Effective as of the 1st day of July, 1998, AGL Resources Inc., a corporation duly organized and existing under the laws of the State of Georgia (the "Controlling Company"), hereby amends and restates the AGL Resources Inc. Nonqualified Savings Plan (the "Plan"). The Plan was originally established as of the 1st day of July, 1995.


                             STATEMENT OF PURPOSE
                             --------------------


         A. The primary purpose of the Plan is to recognize the contributions made to the Controlling Company and its participating affiliates by certain employees and to reward those contributions by providing eligible employees with an opportunity to accumulate savings for their future security.

         B. The Plan is intended to be an unfunded nonqualified deferred compensation plan maintained by the Controlling Company primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees (within the meaning of (S)(S)201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of the Employee Retirement Income Security Act of 1974, as amended), and shall be construed in all respects in accordance with such intended purposes.

         C. Any trust fund established to maintain and invest the amounts contributed to the Plan shall be established under a trust agreement which meets the requirements of a "rabbi trust," pursuant to guidelines issued by the Internal Revenue Service (the "IRS").

         D. Regardless of the establishment of a trust fund, all assets of the Plan shall remain assets of the Controlling Company and shall be subject to the general creditors of the Controlling Company. Participants and Beneficiaries shall have only the rights of unsecured creditors with respect to any assets of the Plan.


                            STATEMENT OF AGREEMENT

         In order to amend and restate the Plan with the purposes and goals as hereinabove described, the Controlling Company hereby sets forth the terms and provisions of the amended and restated Plan as follows:

                              AGL RESOURCES INC.
                           NONQUALIFIED SAVINGS PLAN

                               TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----
ARTICLE I   DEFINITIONS..............................................................    1
            1.1     Account..........................................................    1
            1.2     Active Participant...............................................    1
            1.3     Administrative Committee.........................................    1
            1.4     Affiliate........................................................    1
            1.5     Before-Tax Account...............................................    1
            1.6     Before-Tax Contributions.........................................    1
            1.7     Beneficiary......................................................    1
            1.8     Board............................................................    1
            1.9     Break in Service.................................................    1
            1.10    Change in Control................................................    2
            1.11    Code.............................................................    5
            1.12    Company Contributions............................................    5
            1.13    Company Stock....................................................    5
            1.14    Compensation.....................................................    5
            1.15    Contributions....................................................    5
            1.16    Controlling Company..............................................    6
            1.17    Covered Employee.................................................    6
            1.18    Deferral Election................................................    6
            1.19    Disabled.........................................................    6
            1.20    Effective Date...................................................    6
            1.21    Employee.........................................................    6
            1.22    Entry Date.......................................................    6
            1.23    Forfeiture.......................................................    6
            1.24    Hour of Service..................................................    6
            1.25    Investment Fund or Funds.........................................    7
            1.26    Leave of Absence.................................................    8
            1.27    Matching Account.................................................    8
            1.28    Matching Contributions...........................................    8
            1.29    Maternity or Paternity Leave.....................................    8
            1.30    Normal Retirement Age............................................    8
            1.31    Participant......................................................    8
            1.32    Participating Company............................................    8
            1.33    Plan.............................................................    8
            1.34    Plan Year........................................................    8
            1.35    Spouse or Surviving Spouse.......................................    8
            1.36    Retirement Savings Plus Plan or RSP..............................    9
            1.37    Trust or Trust Agreement.........................................    9
            1.38    Trustee..........................................................    9
            1.39    Trust Fund.......................................................    9
            1.40    Valuation Date...................................................    9
            1.41    Year of Vesting Service..........................................    9

ARTICLE II       ELIGIBILITY...........................................................................  9
                 2.1    Initial Eligibility Requirements...............................................  9
                        (a)  General Rule..............................................................  9
                        (b)  New Participating Companies............................................... 10
                 2.2    Subsequent Eligibility Requirements............................................ 10
                 2.3    Treatment of Interruptions of Service.......................................... 10
                        (a)  Leave of Absence.......................................................... 10
                        (b)  Reparticipation Upon Reemployment......................................... 10
                 2.4    Change in Status............................................................... 10

ARTICLE III      CONTRIBUTIONS......................................................................... 10
                 3.1    Before-Tax Contributions....................................................... 10
                        (a)  Before-Tax Contributions.................................................. 10
                        (b)  Deferral Elections........................................................ 11
                 3.2    Matching Contributions......................................................... 12
                 3.3    Form of Contributions.......................................................... 12
                 3.4    Timing of Contributions........................................................ 12

ARTICLE IV       PARTICIPANTS' ACCOUNTS; CREDITING AND ALLOCATIONS..................................... 12
                 4.1    Establishment of Participants' Accounts........................................ 12
                 4.2    Allocation and Crediting of Before-Tax and Matching Contributions.............. 12
                 4.3    Allocation and Crediting of Investment Experience.............................. 13
                        (a)  Determination of Earnings or Losses....................................... 13
                        (b)  Formula For Allocation.................................................... 13
                 4.4    Notice to Participants of Account Balances..................................... 13
                 4.5    Good Faith Valuation Binding................................................... 13
                 4.6    Errors and Omissions in Accounts............................................... 14

ARTICLE V        INVESTMENT OF ACCOUNTS................................................................ 14
                 5.1    Establishment of Trust Fund.................................................... 14
                        (a)  No Trust Required......................................................... 14
                        (b)  Rabbi Trust Permitted..................................................... 14
                        (c)  Trust Required Upon Change in Control..................................... 14
                 5.2    Investment Funds............................................................... 14
                        (a)  Named Investment Funds.................................................... 14
                        (b)  Other Investment Funds.................................................... 14
                        (c)  Reinvestment of Cash Earnings............................................. 15
                 5.3    Investment Procedures.......................................................... 15
                        (a)  Investment of Future Contributions........................................ 15
                        (b)  Investment of Existing Account Balances................................... 15
                        (c)  Conditions Applicable to Elections........................................ 15
                        (d)  Compliance with SEC Rule 16b-3............................................ 16
                 5.4    Acquisition of Company Stock................................................... 16
                        (a)  In General................................................................ 16
                        (b)  Stock Rights, Warrants or Options......................................... 16
                 5.5    Value of Assets................................................................ 16

ARTICLE VI       VESTING IN ACCOUNTS................................................................... 17

                 6.1    General Vesting Rule...................................................... 17
                 6.2    Vesting Upon Other Occurrences............................................ 17
                 6.3    Timing of Forfeitures..................................................... 17

ARTICLE VII      PAYMENT OF BENEFITS.............................................................. 18
                 7.1    Benefit Payments Upon Termination of Service for any Reason Other
                        Than Death................................................................ 18
                 7.2    Death Benefits............................................................ 18
                 7.3    Form of Distribution...................................................... 18
                 7.4    Beneficiary Designation................................................... 18
                        (a)  General.............................................................. 18
                        (b)  No Designation or Designee Dead or Missing........................... 18
                 7.5    Hardship Withdrawals...................................................... 19
                        (a)  Parameters of Hardship Withdrawals................................... 19
                        (b)  Unforeseeable Emergency.............................................. 19
                        (c)  Application for Hardship Withdrawal.................................. 19
                        (d)  Payment of Withdrawal................................................ 19
                 7.6    Unclaimed Benefits........................................................ 20
                 7.7    Claims.................................................................... 20
                        (a)  Procedure............................................................ 20
                        (b)  Review Procedure..................................................... 20
                        (c)  Satisfaction of Claims............................................... 21

ARTICLE VIII     ALLOCATION OF AUTHORITY AND RESPONSIBILITIES..................................... 21
                 8.1    Administrative Committee.................................................. 21
                        (a)  Appointment and Term of Office....................................... 21
                        (b)  Organization......................................................... 21
                        (c)  Powers and Responsibility............................................ 21
                        (d)  Administrative Committee Records..................................... 22
                        (e)  Reporting and Disclosure............................................. 22
                        (f)  Plan Construction.................................................... 22
                        (g)  Assistants and Advisers.............................................. 22
                        (h)  Indemnification...................................................... 22
                 8.2    Controlling Company and Board............................................. 23
                        (a)  General Responsibilities............................................. 23
                        (b)  Allocation of Authority.............................................. 23
                        (c)  Authority of Participating Companies................................. 23
                 8.3    Trustee................................................................... 23
                 8.4    Delegation................................................................ 23

ARTICLE IX       AMENDMENT, TERMINATION AND ADOPTION.............................................. 24
                 9.1    Amendment................................................................. 24
                 9.2    Termination............................................................... 24
                        (a)  Right to Terminate................................................... 24
                        (b)  Dissolution of Trust................................................. 24
                 9.3    Adoption of the Plan by a Participating Company........................... 24
                        (a)  Procedures for Participation......................................... 24
                        (b)  Authority under Plan................................................. 24
                        (c)  Contributions to Plan................................................ 25

                    (d)   Withdrawal from Plan..............................................     25

ARTICLE X     MISCELLANEOUS.................................................................     25
              10.1  Nonalienation of Benefits and Spendthrift Clause........................     25
              10.2  Headings................................................................     25
              10.3  Construction, Controlling Law...........................................     26
              10.4  No Contract of Employment...............................................     26
              10.5  Legally Incompetent.....................................................     26
              10.6  Heirs, Assigns and Personal Representatives.............................     26
              10.7  Unsecured Creditor Rights...............................................     26
              10.8  Legal Action............................................................     26
              10.9  Severability............................................................     26
              10.10 Predecessor Service.....................................................     27
              10.11 Plan Expenses...........................................................     27

SCHEDULE A    EFFECTIVE DATES FOR PARTICIPATING COMPANIES...................................     28

SCHEDULE B    ITEMS EXCLUDED FROM "COMPENSATION" UNDER (S)1.15(3)(i)........................     29

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     For purposes of the Plan, the following terms, when used with an initial capital letter, shall have the meanings set forth below unless a different meaning plainly is required by the context.

     1.1   Account shall mean, with respect to a Participant or Beneficiary, the
           -------
amount of money or other property as is evidenced by the last balance posted in accordance with the terms of the Plan to the account record established for such Participant or Beneficiary. The Administrative Committee may establish and maintain separate subaccounts for each Participant and Beneficiary, provided allocations are made to such subaccounts in the manner described in Article IV of the Plan. "Account" shall refer to the aggregate of all separate subaccounts or to individual, separate subaccounts, as may be appropriate in context.

     1.2   Active Participant shall mean, for any Plan Year (or any portion
           ------------------
thereof), any Covered Employee who is eligible to make contributions to the Plan for that Plan Year.

     1.3   Administrative Committee shall mean the committee designated by the
           ------------------------
Board which shall act on behalf of the Controlling Company to administer the Plan; provided, the Controlling Company may act in lieu of the Administrative Committee as it deems appropriate or desirable.

     1.4   Affiliate shall mean, as of any date, (i) a Participating Company,
           ---------
and (ii) any company, person or organization which, on such date, (A) is a member of the same controlled group of corporations [within the meaning of Code
(S)414(b)] as is a Participating Company; (B) is a trade or business (whether or not incorporated) which controls, is controlled by or is under common control with [within the meaning of Code (S)414(c)] a Participating Company; (C) is a member of an affiliated service group [as defined in Code (S)414(m)] which includes a Participating Company; or (D) is required to be aggregated with a Participating Company pursuant to regulations promulgated under Code (S)414(o).

     1.5   Before-Tax Account shall mean the separate subaccount established and
           ------------------
maintained on behalf of a Participant or his Beneficiary to reflect his interest in the Plan attributable to his Before-Tax Contributions.

     1.6   Before-Tax Contributions shall mean the amounts paid by each
           ------------------------
Participating Company to the Plan at the election of Participants, all pursuant to the terms of (S)3.1(a).

     1.7   Beneficiary shall mean the person(s) designated in accordance with
           -----------
(S)7.4 to receive any death benefits that may be payable under the Plan upon the death of a Participant.

     1.8   Board shall mean the board of directors of the Controlling Company. A
           -----
reference to the board of directors of any other Participating Company shall specify it as such.

     1.9   Break in Service shall mean, with respect to an Employee, any year
           ----------------
during which such Employee fails to complete more than 500 Hours of Service; provided, a Break in Service shall not be deemed to have occurred during any period for which he is granted a Leave of Absence if he returns to the service of an Affiliate within the time permitted as set forth in the Plan. A Break in Service shall be deemed to have commenced on the first day of the year in which it occurs.

     For purposes of determining whether or not an Employee has incurred a Break in Service, an Employee absent from work due to a Maternity or Paternity Leave shall be credited with (i) the number of Hours of Service with which he normally would have been credited but for the Maternity or Paternity Leave, or (ii) if the Administrative Committee is unable to determine the hours described in (i), 8 Hours of Service for each day of absence included in the Maternity or Paternity Leave; provided, the maximum number of Hours of Service credited for purposes of this Section shall not exceed 501 hours. Hours of Service so credited shall be applied only to the year in which the Maternity or Paternity Leave begins, unless such Hours of Service are not required to prevent the Employee from incurring a Break in Service, in which event such Hours of Service shall be credited to the Employee in the immediately following year. No Hour of Service shall be credited due to Maternity or Paternity Leave as described in this Section unless the Employee furnishes proof satisfactory to the Administrative Committee (A) that his absence from work was due to a Maternity or Paternity Leave and (B) of the number of days he was absent due to the Maternity or Paternity Leave. The Administrative Committee shall prescribe uniform and nondiscriminatory procedures by which to make the above determinations.

     As used in this Section, the term "year" shall mean the same 12-month period as forms the basis for determining a Year of Vesting Service.

     1.10  Change in Control shall mean:
           -----------------

           (a) the occurrence of any one of the following events (the terms used in this Section 1.11 with an initial capital letter shall have the meanings set forth in Section 1.11(b) unless otherwise defined in the Plan):

               (1) The acquisition by a Person, together with Affiliates and Associates of such Person, whether by purchase, tender offer, exchange, reclassification, recapitalization, merger or otherwise, of a sufficient number of shares of Company Stock or Company Stock Equivalents to constitute the Person an Acquiring Person; or

               (2) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by a majority of the Continuing Directors then in office; or

               (3) Any merger or consolidation the result of which is that less than 90 percent of the common stock, Voting Securities or other equity interests of the surviving or resulting corporation or other Person shall be owned in the aggregate by the former shareholders of the Controlling Company, other than Affiliates or Associates of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation; or

               (4) The sale by the Controlling Company, in one transaction or a series of related transactions, whether in liquidation, dissolution or otherwise, of assets or earning power aggregating more than 50 percent of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons.

           (b) The following definitions shall apply in determining when a Change in Control has occurred:

               (1) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of 10 percent or more of the shares of Company Stock then outstanding, but shall not include the Company, any Subsidiary of the Controlling Company, or any Person who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 10 percent or more of the shares of Company Stock as of the effective date of the Plan, any employee benefit plan of the Company or of any Subsidiary of the Company [if approved by a majority of the Continuing Directors], or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan.

               (2) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and in effect on the effective date of the Plan (the "Exchange Act").

               (3)  "Associate" shall mean:

                         (A) Any corporation or organization, or parent or subsidiary of such corporation or organization, of which a Person is an officer, director or partner or is, directly or indirectly, the Beneficial Owner of 10 percent or more of any class of equity securities;

                         (B) Any trust or other estate in which a Person has a beneficial interest of 10 percent or more or as to which such Person serves as trustee or in a similar fiduciary capacity; and

                         (C) Any brother or sister (whether by whole or half blood), ancestor, lineal descendant or spouse of a Person, or any such relative of such spouse.

               (4) "Beneficial Owner" shall mean, with respect to any securities, any Person who, together with such Person's Affiliates and Associates, directly or indirectly:

                         (A) Has the right to acquire such securities (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own:

                              (i) Securities acquired by participation in good faith in a firm commitment underwriting by a Person engaged in business as an underwriter of securities until the expiration of 40 days after the date of such acquisition; or

                              (ii) Securities tendered pursuant to a tender or
               exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or

                              (iii) Securities issuable upon exercise of rights
               issued to all shareholders generally, which rights are only exercisable upon separation from the Company Stock, or securities issuable upon exercise of rights that have separated from the Company Stock upon the occurrence of events specified in a rights agreement between the Company and a rights agent;

                    (B) Has the right to vote or dispose of or has Beneficial Ownership (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act) of such securities, including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding:

                              (i) Arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act; and

                              (ii) Is not also then reportable by such Person on
               Schedule 13D under the Exchange Act (or any comparable or successor report); or

                    (C) With respect to any securities which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof), has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described herein or disposing of any voting securities of the Company.

               (5) "Company Stock Equivalents" shall mean preferred stock or other entity securities of the Controlling Company having the right to be converted by the holders thereof into shares of Company Stock, or having the right to vote generally for the election of directors and on other matters. For purposes of determining the total amount of Company Stock and Company Stock Equivalents owned by any Person, such Company Stock Equivalents shall be equal to the number of shares into which they may be converted by the holders thereof, or in the case of securities that are not convertible having the right to vote, shall be equal to the number of votes they are entitled to cast in elections for directors.

               (6)  "Continuing Director" shall mean:

                    (A) Any member of the Board who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and was a member of the Board prior to the effective date of the Plan; or

                    (B) Any Person who subsequently becomes a member of the Board who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors.

               (7) "Person" shall mean any individual, firm, corporation, partnership or other entity.

               (8) "Subsidiary" shall mean any corporation, partnership, joint venture, trust or other entity more than 50 percent of the Voting Securities of which are Beneficially Owned, directly or indirectly, by a Person.

               (9) "Voting Securities" shall mean any class of then outstanding shares of stock or other beneficial interests entitled to vote in election of directors or other Persons charged with management of a Person."

     1.11  Code shall mean the Internal Revenue Code of 1986, as amended, and
           ----
any succeeding federal tax provisions.

     1.12  Company Contributions shall mean Before-Tax and Matching
           ---------------------
Contributions made by the Participating Companies pursuant to the terms of the Plan.

     1.13  Company Stock shall mean the $5.00 par value common stock of AGL
           -------------
Resources Inc.

     1.14  Compensation shall mean, for any Plan Year, the total of the amounts
           ------------
described in subsections (1) and (2), minus the amount described in subsection
(3):

               (1) all such Participant's wages, as defined in Code (S)3401(a) for purposes of income tax withholding at the source, that are reportable for federal income tax purposes on IRS Form W-2 (determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code (S)3401(a)(2)), but only to the extent that such wages are attributable to items listed on the attached Schedule B; plus
                                                                   ----

               (2) all before-tax, salary deferral or reduction contributions made to the Plan and other (S)401(k) and(S)125 plans (such as the Controlling Company's Flex Plan) of the Participating Companies on behalf of a Participant for such Plan Year [including any contributions made under Code (S)402(a)(8) or
(S)402(h)]; minus
            -----

               (3) any amounts paid or made available to a Participant during the Plan Year while he is not an Active Participant.

     1.15  Contributions shall mean, individually or collectively, the Before-
           -------------
Tax and Matching Contributions permitted under the Plan.

     1.16  Controlling Company shall mean AGL Resources Inc., a Georgia
           -------------------
corporation with its principal office in Atlanta, Georgia, and its successors.

     1.17  Covered Employee shall mean any Employee of a Participating Company
           ----------------
who, as of his initial Entry Date or as of the December 1 immediately preceding a subsequent Plan Year, had an annual base salary in an amount equal to or in excess of the compensation limit designated by the IRS for determining "highly compensated employee" under Code (S)414(q)(1)(C) plus $10,000 (for example, the
                                                 ----
1998 IRS limit is $80,000 plus $10,000 = $90,000).
                          ----

     1.18  Deferral Election shall mean a written election by an Active
           -----------------
Participant directing the Participating Company of which he is an Employee to withhold a percentage of his current Compensation from his paychecks and to contribute such withheld amount to the Plan as a Before-Tax Contribution, all as provided in (S)3.1.

     1.19  Disabled shall mean that a Participant is (i) wholly prevented from
           --------
engaging in any substantially gainful activity by reason of a medically-determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration, and (ii) determined eligible to receive long term disability benefits from a Participating Company's long term disability plan, or if no such plan exists, upon the discretionary determination by the Administrative Committee that the employee meets the definition of "disabled" under the Controlling Company's long-term disability plan.

     1.20  Effective Date shall mean July 1, 1998, the date that the restatement
           --------------
and amendment of this Plan initially shall be effective; provided, any effective date specified herein for any provision, if different from the "Effective Date", shall control. The Plan was initially adopted effective as of July 1, 1995. The effective date of participation in the Plan for each Participating Company shall be the date set forth with respect to the Participating Company in Schedule A hereto.

     1.21  Employee shall mean any individual who is a common law employee of a
           --------
Participating Company (including officers, but excluding directors who are not officers or otherwise employees).

     1.22  Entry Date shall mean each business day during which the Plan remains
           ----------
in effect.

     1.23  Forfeiture shall mean, for any Plan Year, the nonvested dollar amount
           ----------
of an Account of a former Participant who separates from service from all Affiliates. Forfeitures shall be used to reduce Matching Contributions.

     1.24  Hour of Service shall mean the increments of time described in
           ---------------
subsection (a) hereof, as modified by subsections (b), (c) and (d) hereof:

           (a) (1) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Affiliate during the applicable computation period;

               (2) Each hour for which an Employee is paid, or entitled to payment, by an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or Leave of Absence; provided:

                    (A) No more than 501 Hours of Service shall be credited under this subsection (2) to an Employee for any single continuous period during which he performs no duties as an employee of an Affiliate (whether or not such period occurs in a single computation period);

                    (B) An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which he performs no duties as an employee of an Affiliate shall not be credited as an Hour of Service if such payment is made or due under a plan maintained solely to comply with applicable workers' compensation, unemployment compensation or disability insurance laws; and

                    (C) Hours of Service shall not be credited to an Employee for a payment which solely reimburses such Employee for medical or medically related expenses incurred by him.

     For purposes of this subsection (2), a payment shall be deemed to be made by or due from an Affiliate regardless of whether such payment is made by or due from an Affiliate directly, or indirectly through, among others, a trust fund or insurer, to which the Affiliate contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular employees or are on behalf of a group of employees in the aggregate; and

               (3) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Affiliate; provided, the same Hours of Service shall not be credited both under subsection (1) or subsection (2), as the case may be, and under this subsection (3); and, provided further, crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in subsection (2) shall be subject to the limitations set forth in that subsection.

          (b) Each Employee for whom an Affiliate does not keep records of actual Hours of Service shall be credited, in accordance with this Section and applicable regulations promulgated by the Department of Labor, with 45 Hours of Service for each week for which such Employee would be required to be credited with at least 1 Hour of Service.

          (c) The rate or manner used for crediting Hours of Service may be changed at the direction of the Administrative Committee from time to time so as to facilitate administration and to equitably reflect the purposes of the Plan; provided, no change shall be effective as to any Plan Year for which allocations have been made pursuant to Article IV at the time such change is made; and, provided further, Hours of Service shall be credited and determined in compliance with Department of Labor Regulation (S)2530.200b-2(b) and (c), 29 CFR
Part 2530, as may be amended from time to time, or such other federal regulations as may from time to time be applicable.

          (d) For purposes of this Section, a "computation period" shall mean the 12-month period that forms the basis for determining an Employee's Years of Vesting Service.

     1.25 Investment Fund or Funds shall generally mean the investment fund or
          ------------------------
funds established under the Retirement Savings Plus Plan, and any other investment funds established from time to time pursuant to (S)5.2 hereof.

     1.26  Leave of Absence shall mean an excused leave of absence granted to an
           ----------------
Employee by an Affiliate in accordance with applicable federal or state law or the Affiliate's personnel policy. Among other things, Leave of Absence shall be granted to an Employee:

           (a) who leaves the service of an Affiliate, voluntarily or involuntarily, to enter the Armed Forces of the United States; provided, (i) the Employee is legally entitled to reemployment under the veteran's reemployment rights provisions as codified at 38 USC (S)2021, et seq., its predecessors and successors; and (ii) the Employee applies for and reenters service with an Affiliate within the time, in the manner and under the conditions prescribed by law;

           (b) for any time such Employee is drawing workers' compensation benefits or is sick, disabled or incapacitated, if he is thereby precluded from properly performing his assigned duties for a temporary period of time; and

           (c) under such other circumstances as the Administrative Committee shall determine are fair, reasonable and equitable as applied uniformly among Employees under similar circumstances.

     1.27  Matching Account shall mean the separate subaccount established and
           ----------------
maintained on behalf of a Participant or his Beneficiary to reflect his interest in the Plan attributable to Matching Contributions.

     1.28  Matching Contributions shall mean the amounts paid by each
           ----------------------
Participating Company to the Plan as a match to Participants' Before-Tax Contributions, all as pursuant to the terms of (S)3.2.

     1.29  Maternity or Paternity Leave shall mean any period, during which an
           ----------------------------
Employee is absent from work as an employee of an Affiliate (i) because of the pregnancy of such Employee; (ii) because of the birth of a child of such Employee; (iii) because of the placement of a child with such Employee in connection with the adoption of such child by such Employee; or (iv) for purposes of such Employee caring for a child immediately after the birth or placement of such child.

     1.30  Normal Retirement Age shall mean age 65.
           ---------------------

     1.31  Participant shall mean any person who has an Account under the Plan.
           -----------

     1.32  Participating Company shall mean all companies which have adopted or
           ---------------------
hereafter may adopt the Plan for the benefit of their employees and which continue to participate in the Plan, all as provided in (S)9.3.

     1.33  Plan shall mean the AGL Resources Inc. Nonqualified Savings Plan as
           ----
contained herein and all amendments thereto. The Plan is intended to be an unfunded nonqualified deferred compensation plan for the benefit of a select group of management or highly compensated employees.

     1.34  Plan Year shall mean each 12-month period beginning on January 1 and
           ---------
ending on December 31.

     1.35  Spouse or Surviving Spouse shall mean, with respect to a Participant,
           --------------------------
the person who is treated as married to such Participant under the laws of the state in which the Participant resides. The determination of a Participant's Spouse or Surviving Spouse shall be made as of the earlier of the date as of which benefit payments from the Plan to such Participant are made or commence (as applicable) or the date of such Participant's death.

     1.36  Retirement Savings Plus Plan or RSP shall mean the AGL Resources Inc.
           -----------------------------------
Retirement Savings Plus Plan, as it may be amended from time to time.

     1.37  Trust or Trust Agreement shall mean a separate agreement between the
           ------------------------
Controlling Company and the Trustee governing the creation of the Trust Fund, and all amendments thereto.

     1.38  Trustee shall mean the party or parties so designated from time to
           -------
time pursuant to the Trust Agreement.

     1.39  Trust Fund shall mean the total amount of cash and other property
           ----------
held by the Trustee (or any nominee thereof) at any time under the Trust Agreement.

     1.40  Valuation Date shall mean each date on which the fair market value of
           --------------
the accounts under the Plan are determined. For periods prior to July 1, 1998, the term "Valuation Date" shall mean every March 31, June 30, September 30 and December 31 and each interim date on which a valuation is made; for periods beginning on and after July 1, 1998, the term "Valuation Date" shall mean each business day of each period during which the Plan remains in effect.

     1.41  Year of Vesting Service shall mean a Plan Year during which an
           -----------------------
Employee completes no less than 1,000 Hours of Service; provided:

           (a) Years of Vesting Service completed prior to a period in which the Participant incurred 5 or more consecutive Breaks in Service shall be disregarded under the Plan if the Participant had no vested interest in his Account at the time the first such Break in Service commenced and the number of such consecutive Breaks in Service equals or exceeds the number of his prior Years of Vesting Service;

           (b) Years of Vesting Service completed after a period in which the Participant had at least 5 consecutive Breaks in Service shall be disregarded for the purpose of determining his vested interest in that portion of his Account which accrued before such Breaks in Service; and

           (c) For purposes of this Section, employment with an Affiliate shall be considered employment with the Company, and in the case of a leased employee (within the meaning of Code (S)414(n)) of any Affiliate, such leased employee shall be considered as being a leased employee of the Company.


                                  ARTICLE II

                                  ELIGIBILITY
                                  -----------

     2.1   Initial Eligibility Requirements.
           --------------------------------

           (a)  General Rule.  Except as provided in subsection (b) hereof, each
                ------------
Covered Employee shall first become eligible to make contributions under the Plan as of the Entry Date coincident with or next following such Covered Employee's attainment of age 21 and completion of thirty (30) days of employment as a Covered Employee.

          (b)  New Participating Companies.  Each Covered Employee employed by a
               ---------------------------
Participating Company on the date such Participating Company first becomes a Participating Company shall first become eligible to make contributions under the Plan as of the business day coincident with or next following such Covered Employee's attainment of age 21 and completion of thirty (30) days of employment with such Participating Company.

     2.2  Subsequent Eligibility Requirements.
          -----------------------------------

     Each Covered Employee shall be eligible to make contributions under the Plan for each Plan Year following the Plan Year in which the Covered Employee first became eligible to make contributions under the Plan if such Covered Employee satisfies the compensation requirements for Covered Employees as of the December 1 immediately preceding the first day of such subsequent Plan Year.

     2.3  Treatment of Interruptions of Service.
          -------------------------------------

          (a)  Leave of Absence. If a Covered Employee satisfies the eligibility
               ----------------
requirements set forth in (S)2.1 but is on a Leave of Absence on the Entry Date on which he otherwise would have become an Active Participant, he shall become an Active Participant as of the date he subsequently resumes the performance of duties as a Covered Employee in accordance with the terms of his Leave of Absence.

          (b)  Reparticipation Upon Reemployment.  If an Active Participant
               ---------------------------------
separates from service with a Participating Company (and all other Participating Companies), his active participation in the Plan shall cease immediately, and he again shall become an Active Participant as of the day he is reemployed as a Covered Employee, regardless of whether he has received a distribution of his Account balance under the Plan at the time of his reemployment. However, regardless of whether he again becomes an Active Participant, he shall continue to be a Participant until he no longer has an Account under the Plan.

     2.4  Change in Status.  If an Active Participant changes his status of
          ----------------
employment (but remains employed) so that he is no longer a Covered Employee, he shall continue to be a Participant until he no longer has an Account under the Plan. If an Active Participant does not meet the compensation requirements for Covered Employees as of the December 1 immediately preceding the first day of any Plan Year, he shall continue to be a Participant until he no longer has an Account under the Plan and may again become an Active Participant in the Plan if, as of the December 1 immediately preceding the first day of a Plan Year, he meets the compensation requirements for Covered Employees.


                                  ARTICLE III

                                 CONTRIBUTIONS
                                 -------------

     3.1  Before-Tax Contributions.
          ------------------------

          (a)  Before-Tax Contributions. Each Participating Company shall
               ------------------------
contribute to the Plan, on behalf of each Active Participant employed by such Participating Company and for each payroll period for which such Active Participant has a Before-Tax Deferral Election in effect with such Participating Company, a Before-Tax Contribution in an amount equal to the amount by which such Active Participant's Compensation has been reduced for such period pursuant to his Before-Tax Deferral Election. The amount of the Before-Tax Contribution shall be determined in percentage increments of such Active Participant's Compensation for each payroll period. The Active Participant may elect to reduce his Compensation for any period by a maximum of 50 percent; provided, that the total of the Active Participant's Before-Tax Contributions to the Plan and to the Retirement Savings Plus Plan shall not exceed 50 percent of his Compensation.

          (b)  Deferral Elections.  Each Active Participant who desires that his
               ------------------
Participating Company make a Before-Tax Contribution on his behalf shall complete and deliver to the Participating Company (or its designee) a Before-Tax Deferral Election. Such Deferral Election shall provide for the reduction of his Compensation for each Plan Year for which the Deferral Election is applicable, as determined below. The Administrative Committee, in its sole discretion, shall prescribe the form of all Deferral Elections and may prescribe such nondiscriminatory terms and conditions governing the use of the Deferral Elections as it deems appropriate. Subject to any modifications, additions or exceptions which the Administrative Committee, in its sole discretion, deems necessary, appropriate or helpful, the following terms shall apply to Deferral
Elections:

               (1)  Effective Date.  An Active Participant's initial Deferral
                    --------------
     Election with a Participating Company shall be effective for the first payroll period which ends after the Deferral Election is made and after the effective date specified for such Deferral Election. If an Active Participant fails to submit an initial Deferral Election in a timely manner, he shall be deemed to have elected a deferral of zero percent.

               (2)  Term.  Each Active Participant's Deferral Election with a
                    ----
     Participating Company shall remain in effect in accordance with its original terms until the earlier of (A) the date the Active Participant ceases to be an Employee of all Participating Companies, (B) the date the Active Participant revokes or modifies such Deferral Election pursuant to the terms of subsection (b)(3) hereof, or (C) the date the Administrative Committee modifies such Deferral Election pursuant to the terms of subsection (b)(4) hereof. If a Participant is transferred from the employment of a Participating Company to the employment of another Participating Company, his Deferral Election with the first Participating Company will remain in effect and will apply to his Compensation from the second Participating Company until the earlier of (A), (B) or (C) of the preceding sentence.

               (3)  Modification and Revocation. An Active Participant's
                    ---------------------------
     Deferral Election with a Participating Company shall terminate upon his ceasing to be an Employee of such Participating Company. Otherwise, an Active Participant's Deferral Election with respect to a Plan Year may not be modified or revoked by the Active Participant during that Plan Year. If an Active Participant does not make a new Deferral Election for any subsequent Plan Year, the most recent Deferral Election in place will remain in effect for that subsequent Plan Year.

               (4)  Compliance with SEC Rule 16b-3. Notwithstanding any other
                    ------------------------------
     provision of the Plan, the Administrative Committee shall take any and all actions as may be necessary with regard to Deferral Elections made by Participants who are deemed to be "insiders" of the Company under the terms of the Securities Exchange Act of 1934, as amended (the "1934 Act"), in order to meet the requirements of Rule 16b-3 and regulations promulgated thereunder.

     3.2  Matching Contributions.
          ----------------------

          For each Active Participant on whose behalf a Participating Company has made, with respect to a payroll period, any Before-Tax Contributions, such Participating Company shall make, with respect to such payroll period, a Matching Contribution equal to 65 percent of the aggregate amount of such Before-Tax Contributions up to the first 6 percent of the Participant's Compensation (or the difference between the amount of Before-Tax Contributions made by the Participant and matched by the Company under the Retirement Savings Plus Plan so that only a total of 6 percent of the Participant's Compensation is matched under both the RSP and the Plan). Matching Contributions for a Plan Year shall be reduced by the amount of any Forfeitures available for reallocation during that Plan Year.

     3.3  Form of Contributions.
          ---------------------

          All Contributions shall be paid to the Trustee in the form of cash or Company Stock or a combination thereof, as the Controlling Company or Administrative Committee may determine from time to time.

     3.4  Timing of Contributions.
          -----------------------

          Each Participating Company which withholds Before-Tax Contributions from an Active Participant's paychecks pursuant to a Deferral Election shall pay such Before-Tax Contributions to the Plan as of the earliest date on which such Contributions can reasonably be transmitted, so long as such date is in compliance with any applicable laws or regulations.


                                  ARTICLE IV

               PARTICIPANTS' ACCOUNTS; CREDITING AND ALLOCATIONS
               -------------------------------------------------

     4.1  Establishment of Participants' Accounts.
          ---------------------------------------

          To the extent appropriate, the Administrative Committee shall establish and maintain, on behalf of each Participant and Beneficiary, an Account which shall be divided into segregated subaccounts. The subaccounts shall include Before-Tax and Matching Accounts and such other subaccounts as the Administrative Committee shall deem appropriate or helpful. Each Account shall be credited with Contributions allocated to such Account and generally shall be credited with income on investments derived from the assets of such Accounts. Each Account of a Participant or Beneficiary shall be maintained until the value thereof has been distributed to or on behalf of such Participant or Beneficiary.

     4.2  Allocation and Crediting of Before-Tax and Matching Contributions.
          -----------------------------------------------------------------

          As of each Valuation Date coinciding with or immediately following the date on which Before-Tax and Matching Contributions are received on behalf of an Active Participant, such Contributions shall be allocated and credited directly to the appropriate Before-Tax and Matching Accounts, respectively, of such Active Participant.

     4.3  Allocation and Crediting of Investment Experience.
          -------------------------------------------------

          As of each Valuation Date, the Administrative Committee or its designated recordkeeper shall determine the fair market value of the Trust Fund which shall be the sum of the fair market values of the Investment Funds. The Administrative Committee shall determine the amount of the Accounts as follows:

          (a)  Determination of Earnings or Losses.  As of each Valuation Date,
               -----------------------------------
the investment earnings (or losses) of each Investment Fund shall be the amount by which the sum determined in (1) exceeds (or is less than) the sum determined in (2), where (1) and (2) are as follows:

               (1) The sum of (A) the fair market value of such Investment Fund as of such Valuation Date, plus (B) the amount of any distributions, withdrawals and transfers to other Investment Funds made since the immediately preceding Valuation Date from amounts invested in the Investment Fund; and

               (2) The sum of (A) the fair market value of the Investment Fund as of the immediately preceding Valuation Date, plus (B) Contributions deposited in and amounts transferred to such Investment Fund since the immediately preceding Valuation Date.

          (b)  Formula For Allocation.  As of each Valuation Date and prior to
               ----------------------
the allocations described in (S)(S)4.2, and 4.3, each Participant's Account shall be allocated and shall be credited with a portion of such earnings or debited with a portion of such losses of each Investment Fund, as determined in accordance with subsection (a) hereof, in the proportion that (i)(A) the amount credited to such Account that was invested in such Investment Fund as of the immediately preceding Valuation Date, minus (B) any distributions, withdrawals or transfers to other Investment Funds which were made from such Account since such preceding Valuation Date and on or before such current Valuation Date, plus
(C) any Contributions deposited in and amounts transferred to such Investment Fund from such Account since the preceding Valuation Date; bears to (ii)(A) the total amount invested in such Investment Fund by all Participants as of the immediately preceding Valuation Date, minus (B) any distributions, withdrawals or transfers to other Investment Funds which were made from such Accounts since such preceding Valuation Date and on or before such current Valuation Date, plus
(C) any Contributions deposited in and amounts transferred to such Investment Fund since the preceding Valuation Date.

     4.4  Notice to Participants of Account Balances.
          ------------------------------------------

          At least once for each Plan Year, the Administrative Committee shall cause a written statement of a Participant's Account balance to be distributed to the Participant.

     4.5  Good Faith Valuation Binding.
          ----------------------------

          In determining the value of the Accounts, the Administrative Committee and/or its designated recordkeeper shall exercise its best judgment, and all such determinations of value (in the absence of bad faith) shall be binding upon all Participants and Beneficiaries.

     4.6  Errors and Omissions in Accounts.
          --------------------------------

          If an error or omission is discovered in the Account of a Participant or Beneficiary, the Administrative Committee shall cause appropriate, equitable adjustments to be made as of the Valuation Date coinciding with or immediately following the discovery of such error or omission.


                                   ARTICLE V

                            INVESTMENT OF ACCOUNTS
                            ----------------------

     5.1  Establishment of Trust Fund.
          ---------------------------

          (a)  No Trust Required.  The Controlling Company may, but is not
               -----------------
required to, establish a trust fund to hold the assets of the Plan. If no trust fund is established, benefits shall be payable from the general assets of the Controlling Company.

          (b)  Rabbi Trust Permitted.  If the Controlling Company desires to
               ---------------------
establish a trust fund, all Contributions are to be paid over to the Trustee to be held in the Trust Fund and invested in accordance with the terms of the Plan and the Trust Agreement. If a Trust Fund is established, it shall exist under an agreement constituting a "rabbi trust" agreement, under which all assets of the Trust Fund shall be considered to be subject to the general creditors of the Controlling Company, and all Plan participants shall be unsecured creditors under such Trust Agreement.

          (c)  Trust Required Upon Change in Control.  Upon a Change in Control
               -------------------------------------
of the Controlling Company, the Controlling Company must within ten (10) business days after such Change in Control, establish and fully fund a rabbi trust (if and to the extent such a fully funded rabbi trust does not already exist) to pay all benefits accrued by Participants through that date under the Plan. Further, upon a Change of Control, an entity other than the Controlling Company, a Participating Company, any Affiliate or any employee, officer or director of such companies shall be named by the Board as Trustee of the rabbi trust. This subsection 5.1(c) of the Plan shall be irrevocable and may not be amended by the Controlling Company or any other company after the effective date of the Plan (unless required by law).

     5.2  Investment Funds.  To the extent a trust fund is established, all
          ----------------
Contributions to the Plan shall be invested in the following manner:

          (a)  Named Investment Funds.  In accordance with instructions from the
               ----------------------
Administrative Committee and the terms of the Plan, the Trustee shall generally establish, for the investment of assets of the trust fund, the investment fund or funds established under the Retirement Savings Plus Plan.

          (b)  Other Investment Funds.  At the direction of the Administrative
               ----------------------
Committee, the Trustee shall establish other Investment Funds, in addition to or in lieu of the Investment Funds described herein, which may include, for example, other income funds or equity funds. Such other Investment Funds shall be established without necessity of amendment to the Plan or the Trust and shall have the investment objectives prescribed by the Administrative Committee and to which the Trustee consents. Such other Investment Funds also may be established and maintained for any limited purposes the Administrative Committee may direct.

          (c)  Reinvestment of Cash Earnings.  Any investment earnings received
               -----------------------------
in the form of cash with respect to any Investment Fund (in excess of the amounts necessary to make cash distributions for fractional shares of Company Stock or to pay Plan or Trust expenses) shall be reinvested in such Investment Fund.

    5.3   Investment Procedures.
          ---------------------

          Each Participant or Beneficiary generally may direct the manner in which his Accounts shall be invested in and among the Investment Funds; provided, however, that the Administrative Committee shall have sole discretion as to investment of a Participant's or Beneficiary's Accounts and may refuse to follow a Participant's or Beneficiary's investment directions. A Participant's or Beneficiary's investment directions shall be made in accordance with the following terms:

          (a)  Investment of Future Contributions. Except as otherwise provided
               ----------------------------------
in this Section [relating to special Investment Funds described in (S)5.2(b)], each Participant may elect, on a form provided by the Administrative Committee, the percentage of his future Before-Tax and Matching Contributions that will be invested in each Investment Fund. An initial election of a Participant shall be made as of the date the Participant commences or recommences participation in the Plan and shall apply to all Before-Tax and Matching Contributions attributable to payroll periods ending after such date. Such Participants may make subsequent elections no more than once per week on a form provided by the Administrative Committee, and such elections shall apply to all Before-Tax and Matching Contributions attributable to payroll periods ending after such date. Any election made pursuant to this subsection with respect to future Before-Tax and Matching Contributions shall remain effective until changed by such Participant.

          (b)  Investment of Existing Account Balances.  Except as otherwise
               ---------------------------------------
provided in this Section, each Participant or Beneficiary may elect, on a form provided by the Administrative Committee, the percentage of his existing Accounts that will be invested in each Investment Fund. Such Participant or Beneficiary may make such elections no more than once per week on a form provided by the Administrative Committee. Each such election shall apply to such Participant's or Beneficiary's Account balance as of the date of such election, and shall remain in effect until changed by such Participant or Beneficiary. In the event a Participant fails to make an election for his existing Accounts pursuant to the terms of this subsection (2) which is separate from his election made for his future Before-Tax and Matching Contributions pursuant to the terms of subsection (1) hereof, or if a Participant's investment election form is incomplete or insufficient in some manner, the Participant's existing Accounts will continue to be invested in the same manner provided under the terms of the most recent election affecting that portion of his Accounts. The Administrative Committee may determine at its discretion to charge a reasonable surcharge for changes to investment of existing Account balances; payment of any such surcharges may be made outside the Plan though payroll deduction or other methods as may be determined by the Administrative Committee.

          (c)  Conditions Applicable to Elections. Allocations of investments in
               ----------------------------------
the various Investment Funds, as described in subsections (1) and (2) hereof, shall be made in even multiples of 1 percent as directed by the Participant or Beneficiary. The Administrative Committee shall have complete discretion to adopt and revise procedures to be followed in making such investment elections. Such procedures may include, but are not limited to, the format of the election forms, the deadline for filing elections and the effective date of such elections; provided, elections must be permitted at least once every 3 months. Any procedures adopted by the Administrative Committee that are inconsistent with the deadlines specified in this Section shall supersede such provisions of this Section without the necessity of a Plan amendment.

          (d)  Compliance with SEC Rule 16b-3.  Notwithstanding any other
               ------------------------------
provisions of the Plan, the Administrative Committee shall take any and all actions as may be necessary with regard to investment directions made by Participants who are deemed to be "insiders" of the Company under the terms of the 1934 Act, in order to meet the requirements of Rule 16b-3 and regulations promulgated thereunder.

     5.4  Acquisition of Company Stock.
          ----------------------------

          (a)  In General.  To the extent that Contributions and investment
               ----------
earnings on Company Stock are paid in cash, the Trustee, as directed by the Administrative Committee, shall effect purchases of Company Stock in compliance with all applicable securities laws, and in its sole discretion, may purchase Company Stock in the open market and/or in privately negotiated transactions with holders of Company Stock and/or the Controlling Company. All purchases of Company Stock by the Trust will be made at a price or prices which, in the judgment of the Trustee, do not exceed the fair market value of such Company Stock as of the date of the purchase.

          (b)  Stock Rights, Warrants or Options.  In the event any rights,
               ---------------------------------
warrants or options are issued on Company Stock, the Trustee may exercise them for the acquisition of additional Company Stock, to the extent that cash is then available and allocable to the Company Stock Fund. Any Company Stock acquired in this fashion will be treated as Company Stock bought by the Trustee for the net price paid. Any rights, warrants or options on Company Stock which cannot be exercised for lack of available cash may be sold by the Trustee (provided the sale thereof is reasonably practicable), and the proceeds of such a sale shall be treated as a current cash dividend received on Company Stock.

    5.5   Value of Assets.
          ---------------

          For purposes under the Plan for which the value of assets must be determined, the value of such assets shall be the fair market value. For purposes of purchasing or selling Company Stock through an exchange on any day, the fair market value per share of such stock on such day shall be the price of the stock on the New York Stock Exchange at the time of the purchase or sale. For all other purposes under the Plan, the fair market value per share of the Company Stock on any particular day shall be the closing price of such Company Stock as reported on the New York Stock Exchange Composite Transaction listing on the day preceding the particular day in question. If, for any reason, the fair market value per share of Company Stock cannot be ascertained or is unavailable for a particular day, the fair market value of such stock shall be determined as of the nearest preceding day on which such fair market value can be ascertained pursuant to the terms hereof.

                                  ARTICLE VI

                              VESTING IN ACCOUNTS
                              -------------------

     6.1  General Vesting Rule.
          --------------------

          All Participants shall at all times be fully vested in their Before-Tax Account. Except as provided in (S)6.2, the Matching Account of a Participant shall vest in accordance with the following vesting schedule, based on the total of the Participant's Years of Vesting Service:

          Years of Vesting Service             Vested Percentage of
          Completed by Participant        Participant's Matching Account
          ------------------------        ------------------------------

          Less than 3 Years               None
          3 Years, but less than 4         50%
          4 Years, but less than 5         75%
          5 Years or more                 100%

     6.2  Vesting Upon Other Occurrences.
          -------------------------------

          Notwithstanding (S)6.1, a Participant's Matching Account shall become 100 percent vested and nonforfeitable upon the occurrence of any of the following events:

          (a) The Participant's attainment of Normal Retirement Age while still employed as an employee of any Affiliate;

          (b) The Participant's death while still employed as an employee of any Affiliate; or

          (c) The Participant's becoming Disabled while still employed as an employee of any Affiliate.

          Notwithstanding (S)6.1, effective as of September 30, 1998, the Matching Account of those Participants who were employed by an Affiliate, but who terminated employment with such Affiliate to go directly to work for SouthStar Energy Services LLC on September 30, 1998, shall be 100 percent vested and nonforfeitable as of such date.

     6.3  Timing of Forfeitures.
          ---------------------

          If a Participant who is not yet 100 percent vested in his Matching Account separates from service with all Affiliates, the nonvested amount in his Matching Account shall be immediately forfeited and shall become available as a Forfeiture as of the Valuation Date coincident with or immediately following the date on which such termination occurs; provided, if a Participant has no vested interest in his Account at the time he separates from service, he shall be deemed to have received a cash-out distribution at the time he separates from service, and the forfeiture provisions of this Section shall apply. If such a Participant resumes employment with an Affiliate, such forfeited amount shall not be restored.

                                  ARTICLE VII

                              PAYMENT OF BENEFITS
                              -------------------

     7.1  Benefit Payments Upon Termination of Service for any Reason Other Than
          ----------------------------------------------------------------------
Death.
-----

          If a Participant separates from service with all Affiliates for any reason other than death, he (or his Beneficiary, if he dies after such separation from service) shall be entitled to receive a distribution of the total of (i) the entire vested amount credited to his Account, determined as of the Valuation Date coincident with or immediately preceding the date payment of such distribution is to be made, plus (ii) the vested amount of any Contributions made on his behalf since such Valuation Date. For purposes of this subsection, the "date payment of such distribution is to be made" refers to the date established for such purpose by administrative practice, even if actual payment is made at a later date due to delays in the valuation, administrative or any other procedure. Benefits payable to a Participant under this Section shall be distributed within sixty days after the end of the Plan Year after such Participant separates from service with all Affiliates for any reason other than death.

     7.2  Death Benefits.
          --------------

          If a Participant dies before payment of his benefits from the Plan is made, the Beneficiary or Beneficiaries designated by such Participant in his latest beneficiary designation form filed with the Administrative Committee in accordance with the terms of (S)7.4 shall be entitled to receive a distribution of the total of (i) the entire vested amount credited to such Participant's Account, determined as of the Valuation Date coincident with or immediately preceding the date payment of such distribution is to be made, plus (ii) any Contributions made on such Participant's behalf since such Valuation Date. For purposes of this subsection, the "date payment of such distribution is to be made" refers to the date established for such purpose by administrative practice, even if actual payment is made at a later date due to delays in the valuation, administrative or any other procedure. Benefits payable to a Beneficiary or Beneficiaries under this Section shall be distributed sixty days after the end of the Plan Year in which the Participant's death occurs.

     7.3  Form of Distribution.
          --------------------

          Any distribution to a Participant or his Beneficiary or Beneficiaries shall be made in the form of a single sum cash payment. Such single sum cash payment may be divided among multiple Beneficiaries, as applicable.

     7.4  Beneficiary Designation.
          -----------------------

          (a)  General.  Participants shall designate and from time to time may
               -------
redesignate their Beneficiary or Beneficiaries in such form and manner as the Administrative Committee may determine. If any Participant dies prior to receiving his benefits under the Plan, his Account shall be changed to the name of such deceased Participant's named or deemed Beneficiary or Beneficiaries.

          (b)  No Designation or Designee Dead or Missing.  In the event that:
               ------------------------------------------

               (1)  a Participant dies without designating a Beneficiary;

               (2) the Beneficiary designated by a Participant is not surviving when a payment is to be made to such person under the Plan, and no contingent Beneficiary was designated by the Participant; or

               (3) the Beneficiary designated by a Participant cannot be located by the Administrative Committee within 1 year from the date benefits are to commence to such person; then, in any of such events, the Beneficiary of such Participant with respect to any benefits that remain payable under the Plan shall be the Participant's Surviving Spouse, if any, and if not, then the estate of the Participant.

     7.5  Hardship Withdrawals.
          --------------------

          (a)  Parameters of Hardship Withdrawals.  A Participant may make a
               ----------------------------------
withdrawal on account of hardship from his vested Account. For purposes of this subsection, a withdrawal will be on account of "hardship" only if it is necessary to respond to an "unforeseeable emergency" resulting in a severe financial need of the Participant. A withdrawal based on financial hardship cannot exceed the amount necessary to meet the severe financial need created by the hardship and not reasonably available from other resources of the Participant. The Administrative Committee shall make its determination, as to whether a Participant has suffered a severe financial need as a result of an unforeseeable emergency and whether it is necessary to use a hardship withdrawal from the Plan to satisfy that need on the basis of all relevant facts and circumstances.

          (b)  Unforeseeable Emergency.  For purposes of the Plan, an
               -----------------------
unforeseeable emergency shall be a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Code Section 152(a)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved -

               (i) through reimbursement or compensation by insurance or otherwise;

               (ii) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship; or

               (iii) by cessation of deferrals under the Plan.

Examples of events not considered to be unforeseeable emergencies include the need to send a participant's child to college or the desire to purchase a home.

          (c)  Application for Hardship Withdrawal.  All applications for
               -----------------------------------
hardship withdrawals shall be in writing on a form provided by the Administrative Committee and shall contain such information as the Administrative Committee may reasonably request.

          (d)  Payment of Withdrawal.  The amount of a hardship withdrawal shall
               ---------------------
be paid to a Participant in a single sum in cash as soon as practicable after the Administrative Committee approves the withdrawal application.

     7.6  Unclaimed Benefits.
          ------------------

          In the event a Participant becomes entitled to benefits under the Plan other than death benefits and the Administrative Committee is unable to locate such Participant (after sending a letter, return receipt requested, to the Participant's last known address, and after such further diligent efforts as the Administrative Committee in its sole discretion deems appropriate) within 1 year from the date upon which he becomes so entitled, the Administrative Committee shall direct that such benefits be paid to the Beneficiary of such Participant; provided, if the distribution is payable upon the termination of the Plan, the Administrative Committee shall not be required to wait until the end of such 1-year period. If the Participant and the Beneficiary cannot be located and fail to claim such benefits by the end of the 5th Plan Year following the Plan Year in which such Participant becomes entitled to such benefits, then the full Account of the Participant shall be deemed abandoned and shall be used to reduce the Matching Contributions of the Participating Company or Companies which employed such Participant; provided, in the event such Participant or Beneficiary is located or makes a claim subsequent to the allocation of the abandoned Account but prior to the expiration of the time within which any such person's claim to the Account would expire under appropriate state law, then the amount of the abandoned Account (unadjusted for any investment gains or losses from the time of abandonment) shall be restored (from abandoned Accounts, Trust earnings or Contributions made by the Participating Company or Companies with whom the Participant formerly was employed) and paid to such Participant or Beneficiary, as appropriate; and, provided, further, the Administrative Committee, in its sole discretion, may delay the deemed date of abandonment of any such Account for a period longer than the prescribed 5 Plan Years if it believes that it is in the best interest of the Plan to do so.

     7.7  Claims.
          ------

          (a)  Procedure.  Claims for benefits under the Plan may be filed with
               ---------
the Administrative Committee on forms supplied by the Administrative Committee. The Administrative Committee shall furnish to the claimant written notice of the disposition of a claim within 90 days after the application therefor is filed; provided, if special circumstances require an extension of time for processing the claim, the Administrative Committee shall furnish written notice of the extension to the claimant prior to the termination of the initial 90-day period, and such extension shall not exceed one additional, consecutive 90-day period. In the event the claim is denied, the notice of the disposition of the claim shall provide the specific reasons for the denial, cites of the pertinent provisions of the Plan, and, where appropriate, an explanation as to how the claimant can perfect the claim and/or submit the claim for review.

          (b)  Review Procedure.  Any Participant or Beneficiary who has been
               ----------------
denied a benefit, or his duly authorized representative, shall be entitled, upon request to the Administrative Committee, to appeal the denial of his claim. To do so, the claimant must make a written request to the Administrative Committee for further consideration of his position. The claimant, or his duly authorized representative, may review pertinent documents related to the Plan and in the Administrative Committee's possession in order to prepare the appeal. The form containing the request for review, together with a written statement of the claimant's position, must be filed with the Administrative Committee no later than 60 days after receipt of the written notification of denial of a claim provided for in subsection (a). The Administrative Committee's decision shall be made within 120 days following the filing of the request for review and shall be communicated in writing to the claimant. If unfavorable, the notice of decision shall explain the reason or reasons for denial and indicate the provisions of the Plan or other documents used to arrive at the decision.

          (c)  Satisfaction of Claims.  Any payment to a Participant or
               ----------------------
Beneficiary or to their legal representative or heirs at law, all in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, the Administrative Committee and the Controlling Company, any of whom may require such Participant, Beneficiary, legal representative or heirs at law, as a condition to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Administrative Committee or the Controlling Company, as the case may be. If receipt and release shall be required but execution by such Participant, Beneficiary, legal representative or heirs at law shall not be accomplished so that the terms of (S)(S) 7.1 and 7.2 may be fulfilled, such benefits may be distributed or paid into any appropriate court or to such other place as such court shall direct, for disposition in accordance with the order of such court, and such distribution shall be deemed to comply with the requirements of (S)(S)7.1 and 7.2.

                                 ARTICLE VIII

                 ALLOCATION OF AUTHORITY AND RESPONSIBILITIES
                 --------------------------------------------

     8.1  Administrative Committee
          ------------------------

          (a)  Appointment and Term of Office.  The Administrative Committee
               ------------------------------
shall consist of not less than one member who shall be appointed by and serve at the pleasure of the Board. The Board shall have the right to remove any member of the Administrative Committee at any time. A member may resign at any time by written resignation to the Board. If a vacancy in the Administrative Committee should occur, a successor may be appointed by the Board. A written certification shall be given to the Trustee by the Board of all members of the Administrative Committee together with a specimen signature of each member. For all purposes hereunder, the Trustee shall be conclusively entitled to rely upon such certification until the Trustee is otherwise notified in writing.

          (b)  Organization.  The Administrative Committee may elect a Chairman
               ------------
and a Secretary from among its members. In addition to those powers set forth elsewhere in the Plan, the Administrative Committee may appoint such agents, who need not be members of such Administrative Committee, as it may deem necessary for the effective performance of its duties and may delegate to such agents such powers and duties, whether ministerial or discretionary, as the Administrative Committee may deem expedient or appropriate. The compensation of such agents who are not full-time Employees of a Participating Company shall be fixed by the Administrative Committee within limits set by the Board and shall be paid by the Controlling Company (to be divided equitably among the Participating Companies) or from the Trust Fund as determined by the Administrative Committee. The Administrative Committee shall act by majority vote. Its members shall serve as such without compensation.

          (c)  Powers and Responsibility.  The Administrative Committee shall
               -------------------------
have complete control of the administration of the Plan hereunder, with all powers necessary to enable it properly to carry out its duties as set forth in the Plan and the Trust Agreement. The Administrative Committee shall have the sole authority in its discretion to (i) construe the Plan and to determine all questions that shall arise thereunder; (ii) decide all questions relating to the eligibility of Employees to participate in the benefits of the Plan; (iii) determine the benefits of the Plan to which any Participant or Beneficiary may be entitled; (iv) maintain and retain records relating to Participants and Beneficiaries; (v) provide the Trustee with general investment policy guidelines and directions to assist the Trustee respecting investments made in compliance with, and pursuant to, the terms of the Plan. (vi) prepare and furnish to the Trustee sufficient employee data and the amount of Contributions received from all sources so that the Trustee may maintain separate accounts for Participants and Beneficiaries and make required payments of benefits; (vii) arrange for any required fiduciary bonding and (viii) prepare and file or publish with the Secretary of Labor, the Secretary of the Treasury, their delegates and all other appropriate government officials all reports and other information required under law to be so filed or published.

          (d)  Administrative Committee Records.  Any notice, direction, order,
               --------------------------------
request, certification or instruction of the Administrative Committee to the Trustee shall be in writing and shall be signed by a member of the Administrative Committee. The Trustee and every other person shall be entitled to rely conclusively upon any and all such notices, directions, orders, requests, certifications and instructions received from the Administrative Committee and reasonably believed to be properly executed, and shall act and be fully protected in acting in accordance therewith. All acts and determinations of the Administrative Committee shall be duly recorded by its Secretary or under his supervision, and all such records, together with such other documents as may be necessary for the administration of the Plan, shall be preserved in the custody of such Secretary.

          (e)  Reporting and Disclosure.  The Administrative Committee shall
               ------------------------
keep all individual and group records relating to Participants and Beneficiaries and all other records necessary for the proper operation of the Plan. Such records shall be made available to the Participating Companies and to each Participant and Beneficiary for examination during normal business hours except that a Participant or Beneficiary shall examine only such records as pertain exclusively to the examining Participant or Beneficiary and the Plan and Trust Agreement. The Administrative Committee shall prepare and shall file as required by law or regulation all reports, forms, documents and other items required by any relevant statute, each as amended, and all regulations thereunder. This provision shall not be construed as imposing upon the Administrative Committee the responsibility or authority for the preparation, preservation, publication or filing of any document required to be prepared, preserved or filed by the Trustee or by any other entity to whom such responsibilities are delegated by law or by the Plan.

          (f)  Plan Construction.  The Administrative Committee shall take such
               -----------------
steps as are considered necessary and appropriate to remedy any inequity that results from incorrect information received or communicated in good faith or as the consequence of an administrative error. The Administrative Committee shall interpret the Plan and shall determine the questions arising in the administration, interpretation and application of the Plan. The Administrative Committee shall endeavor to act, whether by general rules or by particular decisions, so as not to discriminate in favor of or against any person and so as to treat all persons in similar circumstances uniformly. The Administrative Committee shall correct any defect, reconcile any inconsistency or supply any omission with respect to the Plan.

          (g)  Assistants and Advisers.  The Administrative Committee shall
               -----------------------
have the right to hire, at the expense of the Controlling Company (to be divided equitably among the Participating Companies), such professional assistants and consultants as it, in its sole discretion, deems necessary or advisable. To the extent that the costs for such assistants and advisers are not so paid by the Controlling Company, they shall be paid at the direction of the Administrative Committee from the Trust Fund as an expense of the Trust Fund. The Administrative Committee and the Participating Companies shall be entitled to rely upon all certificates and reports made by an actuary, accountant or attorney selected pursuant to this (S)8.1; the Administrative Committee, the Participating Companies, and the Trustee shall be fully protected in respect to any action taken or suffered by them in good faith in reliance upon the advice or opinion of any such actuary, accountant or attorney; and any action so taken or suffered shall be conclusive upon each of them and upon all other persons interested in the Plan.

          (h)  Indemnification.  The Administrative Committee and each member of
               ---------------
that Committee shall be indemnified by the Participating Companies against judgment amounts, settlement amounts (other than amounts paid in settlement to which the Participating Companies do not consent) and expenses reasonably incurred by the Committee or each member of the Committee in connection with any action to which the Committee or any member thereof may be a party (by reason of his service as a member of the Committee) except in relation to matters as to which the Committee or any member thereof shall be adjudged in such action to be personally guilty of gross negligence or willful misconduct in the performance of its or any member's duties. The foregoing right to indemnification shall be in addition to such other rights as such Committee or each Committee member may enjoy as a matter of law or by reason of insurance coverage of any kind. Rights granted hereunder shall be in addition to and not in lieu of any rights to indemnification to which such Committee or each Committee member may be entitled pursuant to the by-laws of the Controlling Company. Service on the Administrative Committee shall be deemed in partial fulfillment of a Committee member's function, if any, as an Employee, officer and/or director of the Controlling Company or any Participating Company.

     8.2  Controlling Company and Board.
          -----------------------------

          (a)  General Responsibilities.  The Controlling Company and the Board
               ------------------------
shall have the authority and responsibility to (i) appoint the Trustee and the Administrative Committee and to monitor each of their performances; (ii) communicate such information to the Trustee and the Administrative Committee as each needs for the proper performance of its duties; (iii) provide channels and mechanisms through which the Administrative Committee and/or the Trustee can communicate with Participants and Beneficiaries; and (iv) perform such duties as are imposed by law or by regulation and serve as Plan Administrator in the absence of an appointed Administrative Committee.

          (b)  Allocation of Authority.  In the event any of the areas of
               -----------------------
authority and responsibilities of the Controlling Company and the Board overlap with that of any other entity, the Controlling Company and the Board shall coordinate with such other entity the execution of such authority and responsibilities; provided, the decision of the Controlling Company and the Board with respect to such authority and responsibilities ultimately shall be controlling.

          (c)  Authority of Participating Companies.  Notwithstanding anything
               ------------------------------------
herein to the contrary, and in addition to the authority and responsibilities specifically given to the Participating Companies in the Plan, the Controlling Company, in its sole discretion, may grant the Participating Companies such authority and charge them with such responsibilities as the Controlling Company deems appropriate.

     8.3  Trustee.
          -------

          The Trustee shall have the powers and duties set forth in the Trust Agreement.

     8.4  Delegation.
          ----------

          Entities described in this section shall have the power to delegate specific responsibilities (other than Trustee responsibilities) to persons whom shall serve at the pleasure of the entity making such delegation and, if full-time Employees of a Participating Company, without compensation. Any such person may resign by delivering a written resignation to the delegating entity. Vacancies created by any reason may be filled by the appropriate entity or the assigned responsibilities may be reabsorbed or redelegated by the entity.

                                  ARTICLE IX

                      AMENDMENT, TERMINATION AND ADOPTION
                      -----------------------------------

     9.1  Amendment.
          ---------

          The provisions of the Plan may be amended at any time and from time to time by the Board; provided:

          (a) No amendment shall increase the duties or liabilities of the Trustee without the consent of such party;

          (b) No amendment shall decrease the balance or vested percentage of an Account;

          (c)  Each amendment shall be approved by the Board by resolution; and

          (d) No amendment shall be made to Section 5.1(c) of the Plan (unless required by law).

     9.2  Termination.
          -----------

          (a)  Right to Terminate.  The Controlling Company expects the Plan to
               ------------------
be continued indefinitely, but it reserves the right to terminate the Plan or to completely discontinue Contributions to the Plan at any time by action of the Board. In either event, the Administrative Committee, each Participating Company and the Trustee shall be promptly advised of such decision in writing.

          (b)  Dissolution of Trust.  In the event that the Administrative
               --------------------
Committee decides to dissolve the Trust, as soon as practicable following the termination of the Plan or the Administrative Committee
's decision, whichever is
later, the assets under the Plan shall be converted to cash or other distributable assets, to the extent necessary to effect a complete distribution of the Trust assets to the Controlling Company.

     9.3  Adoption of the Plan by a Participating Company.
          -----------------------------------------------

          (a)  Procedures for Participation.  In order for a company to become a
               ----------------------------
Participating Company, the Administrative Committee must designate such company as a Participating Company and specify the effective date of such designation. The name of any company which shall commence participation in the Plan, along with the effective date of its participation, shall be recorded on Schedule A hereto which shall be appropriately modified each time a Participating Company is added or deleted. To adopt the Plan as a Participating Company, the board of directors of the company must approve a resolution expressly adopting the Plan for the benefit of its eligible employees and accepting designation as a Participating Company, subject to all of the provisions of this Plan and of the Trust. The resolution shall specify the date as of which the designation as a Participating Company shall be effective. A copy of the resolution (certified if requested) of the board of directors of the adopting Participating Company shall be provided to the Administrative Committee. Upon adoption of the Plan by a Participating Company as herein provided, the Employees of such company shall be eligible to participate in the Plan subject to the terms hereof and of the resolution of the Administrative Committee designating the adopting company as such.

          (b)  Authority under Plan.  As long as a Participating Company's
               --------------------
designation as such remains in effect, such Participating Company shall be bound by, and subject to, all provisions of the Plan and the Trust. The exclusive authority to amend the Plan and the Trust shall be vested in the

Administrative Committee, and no Participating Company other than the Controlling Company shall have any right to amend the Plan or the Trust. Any amendment to the Plan or the Trust adopted by the Administrative Committee shall be binding upon every Participating Company without further action by such Participating Company.

           (c)  Contributions to Plan.  As long as each Participating Company
                ---------------------
shall be so designated, such Participating Company shall be required to make Contributions to the Plan at such times and in such amounts as specified in
Article III. The Contributions made (or to be made) to the Plan by the Participating Companies shall be allocated between and among such companies in whatever equitable manner or amounts as the Administrative Committee shall determine.

           (d)  Withdrawal from Plan.  No Participating Company other than the
                --------------------
Controlling Company shall have the right to terminate the Plan. However, any Participating Company may withdraw from the Plan, with the approval of the Administrative Committee, by action of its board of directors, provided such action is communicated in writing to the Administrative Committee. The withdrawal of a Participating Company shall be effective as of the last day of the Plan Year which follows receipt of the notice of withdrawal (unless the Controlling Company consents to a different effective date). In addition, the Administrative Committee may terminate the designation of a Participating Company to be effective on such date as the Administrative Committee specifies. Any such Participating Company which ceases to be a Participating Company shall be liable for all costs accrued through the effective date of its withdrawal or termination. In the event of the withdrawal or termination of a Participating Company as provided in this Section, such Participating Company shall have no right to direct that assets of the Plan be transferred to a successor plan for its employees, unless such transfer is approved by the Controlling Company or Administrative Committee in its sole discretion.


                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

     10.1  Nonalienation of Benefits and Spendthrift Clause.
           ------------------------------------------------

           None of the Accounts, benefits, payments, proceeds or distributions under the Plan shall be subject to the claim of any creditor of a Participant or Beneficiary or to any legal process by any creditor of such Participant or of such Beneficiary; and neither such Participant nor any such Beneficiary shall have any right to alienate, commute, anticipate or assign any of the Accounts, benefits, payments, proceeds or distributions under the Plan except to the extent expressly provided herein. If any Participant shall attempt to dispose of his Account or the benefits provided for him hereunder or to dispose of the right to receive such benefits, or, in the event there should be an effort to seize such Account or benefits by attachment, execution or other legal or equitable process, such right may pass and be transferred, at the discretion of the Administrative Committee, to such person or persons as may be selected by the Administrative Committee from among the Beneficiaries, if any, theretofore designated by the Participant, or from the Spouse, children or other dependents of the Participant, in such shares as the Administrative Committee may appoint. Any appointments so made by the Administrative Committee may be revoked by it at any time, and further appointments made by it may include the Participant.

     10.2  Headings.
           --------

           The headings and subheadings in the Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

     10.3  Construction, Controlling Law.
           -----------------------------

           In the construction of the Plan, the masculine shall include the feminine and the feminine the masculine, and the singular shall include the plural and the plural the singular, in all cases where such meanings would be appropriate. Unless otherwise specified, any reference to a section shall be interpreted as a reference to a section of the Plan. The Plan shall be construed in accordance with the laws of the State of Georgia and applicable federal laws.

     10.4  No Contract of Employment.
           -------------------------

           Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Participant, Employee or any person whomsoever the right to be retained in the service of any Affiliate, and all Participants and other Employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

     10.5  Legally Incompetent.
           -------------------

           The Administrative Committee may in its discretion direct that payment be made and the Trustee shall make payment on such direction, directly to an incompetent or disabled person, whether incompetent or disabled because of minority or mental or physical disability, or to the guardian of such person or to the person having legal custody of such person, without further liability with respect to or in the amount of such payment either on the part of any Participating Company, the Administrative Committee or the Trustee.

     10.6  Heirs, Assigns and Personal Representatives.
           -------------------------------------------

           The Plan shall be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Participant and Beneficiary, present and future.

     10.7  Unsecured Creditor Rights.
           -------------------------

           No Participant or Beneficiary shall have any right to, or interest in, any assets of the Trust Fund other than that of a general unsecured creditor of the Controlling Company.

     10.8  Legal Action.
           ------------

           In any action or proceeding involving the assets held with respect to the Plan or Trust Fund or the administration thereof, the Participating Companies, the Administrative Committee and the Trustee shall be the only necessary parties and no Participants, Employees, or former Employees of the Company, their Beneficiaries or any other person having or claiming to have an interest in the Plan shall be entitled to any notice of process; provided, that such notice as is required by the IRS and the Department of Labor to be given in connection with Plan amendments, termination, curtailment or other activity shall be given in the manner and form and at the time so required. Any final judgment which is not appealed or appealable that may be entered in any such action or proceeding shall be binding and conclusive on the parties hereto, the Administrative Committee and all persons having or claiming to have an interest in the Plan.

     10.9  Severability.
           ------------

           If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

     10.10  Predecessor Service.
            -------------------

            In the event a Participating Company maintains the Plan as successor to a predecessor employer who maintained the Plan, service for the predecessor employer shall be treated as service for the Participating Company.

     10.11  Plan Expenses.
            -------------

            Expenses incurred with respect to administering the Plan and Trust shall be paid by the Trustee from the Trust Fund only to the extent such costs are not paid by the Participating Companies or to the extent the Controlling Company requests that the Trustee reimburse it for its payment of such expenses.

            IN WITNESS WHEREOF, the Controlling Company has caused this Plan to be executed by its duly authorized officers and its corporate seal to be affixed hereto, all as of the date first above written.


                                      AGL RESOURCES INC.


                                      By: /s/ Michele H. Collins
                                          --------------------------------

                                      Title: Senior Vice President and
                                             Chief Administrative and
                                             Technology Officer

                                  SCHEDULE A
                                  ----------


                  EFFECTIVE DATES FOR PARTICIPATING COMPANIES


Name of                                      Effective Date
Participating Company                        of Participation
---------------------                        ----------------


Atlanta Gas Light Company                    July 1, 1995

Georgia Gas Company                          July 1, 1995

Chattanooga Gas Company                      July 1, 1995

Georgia Gas Service Company                  July 1, 1995
  (other than:
         Alabama Gas Service Company
         GBJ Investment Co., Inc.
         Gasco Lending, Inc.
         Jordan Gas Company, Inc.
         Good Neighbor Gas Company, Inc.
         Southern Butane Co., Inc.
         Waters L.P. Gas, Inc.
         Jordan Gas Service, Inc.
         J&H Propane, Inc.)

AGL Resources Inc.                           July 1, 1996

AGL Investments, Inc.                        July 1, 1996
  (other than:
         AGL Consumer Services, Inc.
         AGL Gas Marketing, Inc.
         AGL Power Services, Inc.
         Georgia Energy Company
         Trustees Investments, Inc.)

The Energy Spring, Inc.                      July 1, 1996

AGL Energy Services, Inc.                    July 1, 1996
  (other than:
         Peachtree Pipeline Co.)

AGL Resources Service Company, Inc.          July 1, 1996

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

                                  SCHEDULE B
                                  ----------


            ITEMS INCLUDED IN "COMPENSATION" UNDER (S)1.14(1) OF NSP


     Description of Payroll Item     Code          Spcl Accum
     --------------------------------------------------------
      Bad Weather                  WEA             401
     --------------------------------------------------------
      Beeper Pay                   BEP             401
     --------------------------------------------------------
      Birthday Holiday             BDY             401
     --------------------------------------------------------
      Bottle Pay                   BTL             401
     --------------------------------------------------------
      Doctor/Dentist Appt.         DOC             401
     --------------------------------------------------------
      Earn Pay 12 Hr. Shift        EAR             401
     --------------------------------------------------------
      Flex Vacation Pay            FVA             401
     --------------------------------------------------------
      Funeral Pay                  FRL             401
     --------------------------------------------------------
      Holiday Pay                  HOL             401
     --------------------------------------------------------
      Injury                       INJ             401
     --------------------------------------------------------
      Jury duty                    JUR             401
     --------------------------------------------------------
      Lump Sum Vacation            LUM             401
     --------------------------------------------------------
      Mile Pay - Propane           MPY             401
     --------------------------------------------------------
      Military Pay                 MIL             401
     --------------------------------------------------------
      Miscellaneous Pay            MIS             401
     --------------------------------------------------------
      Overtime Pay                 OTP             401
     --------------------------------------------------------
      Personal Temp Illness        PTI             401
     --------------------------------------------------------
      Regular Pay                  REG             401
     --------------------------------------------------------
      Retro Pay                    RET             401
     --------------------------------------------------------
      S/T Disability               STD             401
     --------------------------------------------------------
      Shift Pay                    SH1             401
     --------------------------------------------------------
      Shift Pay Overtime           SH2             401
     --------------------------------------------------------
      Sick Pay                     SIC             401
     --------------------------------------------------------
      Vacation                     VAC             401
     --------------------------------------------------------

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